UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 16, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            SIERRA RESOURCE GROUP, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-25301                88-0413922
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                        6767 Tropicana Avenue, Suite 207
                             Las Vegas, Nevada 89103
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (702) 248-1027
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01  - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On March 4, 2008 the Company ended the engagement of Kyle L. Tingle, CPA, LLC ("Tingle") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

         The report of Tingle on the Company's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion. During the Company's fiscal years ended December 31, 2006 and 2005 and the subsequent interim period preceding the termination, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

         The Company requested that Tingle furnish it with a letter addressed to the Company confirming its dismissal and whether or not it agrees with the Company's financial statements. A copy of the letter furnished by Tingle in response to that request, dated March 4, 2008 is filed as Exhibit 16.1 to this Form 8-K.

(b) On April 8, 2008, De Joya Griffith & Company, LLC ("DeJoya") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of DeJoya, the Company has not consulted with DeJoya regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  EXHIBITS.

     16.1     Letter re: Change of Certifying Accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SIERRA RESOURCE GROUP, INC.



Date: April 16, 2008                  /s/ SANDRA J. ANDRE
                                      __________________________________________
                                          Sandra J. Andre
                                          President, Chief Executive Officer
                                          and Director



















                                       3